SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  report  (Date  of  earliest  event  reported)      June  6,  2000
                                                          ---------------------

                           CANARGO ENERGY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                         0-9147                 91-0881481
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 (State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


   1580, 727 - 7th Avenue SW, Calgary, Alberta                     T2P 0Z5
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    (Address of principal executive offices)                     (Zip Code)


Registrant's  telephone  number,  including  area  code          403-777-1185
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          (Former Name or Former Address, if Changed Since Last Report)


ITEM  5.     OTHER  EVENTS

          The Registrant issued a press release on June 6, 2000 announcing its initiatives for the Caspian region. That press release is an exhibit to this Form 8-K.

          The attached Press Release describes, among other things, a possible off-shore offering of securities that the Company may effect pursuant to the exemption from registration under the Securities Act of 1933, as amended (the "Act") afforded by Regulation S promulgated thereunder. If the Company elects to proceed with this offering as currently contemplated, the offering will be an off-shore offering restricted to investors who qualify under Regulation S as not being "US persons" and the offered securities will be deemed "restricted securities" as defined under applicable US securities laws and regulations.


ITEM  7.     FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)     Exhibits

                                                          FILED  WITH
EXHIBIT                                                       THIS
NUMBER                         EXHIBIT                       REPORT
-------                        -------                    -----------

 99(1)               Press  Release  dated June 6, 2000         X
                     announcing strategic alternatives for
                     the Caspian region






                                     SIGNATURES
                                     ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CANARGO  ENERGY  CORPORATION


Date:     June  14,  2000                         By:     /s/Maria Rees
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                                                       Maria Rees
                                                       Corporate  Secretary